                                  EXHIBIT 21.1

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                          AND STARWOOD HOTELS & RESORTS

                         SUBSIDIARIES OF THE REGISTRANTS

                                                                                                               WHOLLY OWNED DIRECT
                                                                                                            OR INDIRECT SUBSIDIARIES
                                                                                                              CARRYING ON THE SAME
                                                                                                               LINE OF BUSINESS AS
                                                                                                                NAMED SUBSIDIARY
                                                                                                              --------------------
                                                                                                             OPERATING
                                                                                                              IN THE     OPERATING
                                                               JURISDICTION OF                  LINE OF       UNITED     IN FOREIGN
                             NAME                               ORGANIZATION      PARENT       BUSINESS       STATES     COUNTRIES
                             ----                               ------------      ------       --------       ------     ---------
Starwood Hotels & Resorts Worldwide, Inc. ("SH&RW") ..........     Maryland           --        Lodging        181         26

      Starwood Hotels & Resorts Holdings, Inc. ("SH&RH") .....     Arizona         SH&RW        Lodging          1          0

           Starwood Hotels & Resorts ("SH&R") ................     Maryland        SH&RH        Lodging         12          0

                 SLT Realty Limited Partnership ..............     Delaware        SH&R         Lodging         59          1

      Sheraton Holding Corporation ("SHC") ...................     Nevada          SH&RW             --         12          1

           The Sheraton Corporation ("SC") ...................     Delaware        SHC          Lodging         66          3

                 Sheraton International, Inc. ("SII") ........     Delaware        SC           Lodging         11         56

                      Sheraton Overseas Management Corporation     Delaware        SII               --          0          0

                      CIGA S.p.A .............................     Italy           SII          Lodging          0         24

----------
NOTE: The names of some consolidated wholly owned subsidiaries of the Corporation carrying on the same lines of business as other subsidiaries named above have been omitted, the number of such omitted subsidiaries operating in the United States and in foreign countries being shown. Also omitted from the list are the names of other subsidiaries that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

1

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                          AND STARWOOD HOTELS & RESORTS

                              ASSUMED NAMES REPORT

ARIZONA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Four Points by Sheraton Tucson University Plaza
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Tucson Hotel & Suites

CALIFORNIA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     The Westin San Francisco Airport
Starwood Hotels & Resorts Worldwide, Inc.     Clarion Hotel - San Francisco Airport
Starwood Hotels & Resorts Worldwide, Inc.     Four Points by Sheraton Rancho Bernardo
Starwood Hotels & Resorts Worldwide, Inc.     San Diego Marriott Suites Downtown at Symphony Towers
Starwood Hotels & Resorts Worldwide, Inc.     Hilton Sonoma County/Santa Rosa
Starwood Hotels & Resorts Worldwide, Inc.     W San Francisco
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Long Beach
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Los Angeles Airport
Starwood Hotels & Resorts Worldwide, Inc.     The Westin South Coast Plaza

COLORADO
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Four Points by Sheraton Denver Cherry Creek
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Denver Tech Center Hotel
Starwood Hotels & Resorts Worldwide, Inc.     St. Regis, Aspen
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Tabor Center

CONNECTICUT
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Danbury Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Stamford Hotel
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Stamford

FLORIDA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Hilton Deerfield Beach/Boca Raton
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Fort Lauderdale Airport Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Gainesville Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Suites Tampa Airport
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Fort Lauderdale

GEORGIA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Lenox Inn
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Buckhead Hotel Atlanta
Starwood Hotels & Resorts Worldwide, Inc.     W Atlanta

ILLINOIS
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     The Raphael Chicago
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Chicago Northwest
Starwood Hotels & Resorts Worldwide, Inc.     The Tremont Chicago
Starwood Hotels & Resorts Worldwide, Inc.     W Chicago City Center
Starwood Hotels & Resorts Worldwide, Inc.     W Chicago Lakeshore

INDIANA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Indianapolis Hotel & Suites
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Indianapolis

LOUISIANA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     W New Orleans
Starwood Hotels & Resorts Worldwide, Inc.     W New Orleans-French Quarter


MAINE
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton South Portland Hotel

MARYLAND
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     BWI Airport Marriott
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton College Park

MASSACHUSETTS
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Colonial Hotel & Golf Club Boston North
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Ferncroft Resort
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Braintree Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Framingham Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Hyannis Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Lexington Inn
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Newton Hotel

MICHIGAN
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Hilton Novi
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Southfield Detroit

MINNESOTA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Doubletree Hotel Minneapolis Airport at the Mall
Starwood Hotels & Resorts Worldwide, Inc.     Four Points by Sheraton Minneapolis


NEBRASKA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Omaha Hotel


NEW HAMPSHIRE
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Nashua Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Wayfarer Inn


NEW JERSEY
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Edison Hotel Raritan Center
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Princeton


NEW YORK
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     The St. Regis


NORTH CAROLINA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Chapel Hill Hotel


OREGON
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Days Inn City Center
Starwood Hotels & Resorts Worldwide, Inc.     Four Points by Sheraton Portland Downtown


PENNSYLVANIA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Clarion Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Four Points by Sheraton Philadelphia Airport
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Park Ridge Hotel & Conference Center
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Suites Philadelphia Airport

Starwood Hotels & Resorts Worldwide, Inc.     The Westin Philadelphia

RHODE ISLAND
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Providence Airport Hotel

SOUTH CAROLINA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton North Charleston Hotel


TEXAS
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     The St Regis, Houston
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Galleria Houston
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Oaks


VIRGINIA
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Crystal City Marriott
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Norfolk Waterside Hotel
Starwood Hotels & Resorts Worldwide, Inc.     Residence Inn Tysons Corner


WASHINGTON
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Days Inn Town Center
Starwood Hotels & Resorts Worldwide, Inc.     Sixth Avenue Inn
Starwood Hotels & Resorts Worldwide, Inc.     W Seattle
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Seattle


WASHINGTON D.C.
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Capitol Hill Suites
Starwood Hotels & Resorts Worldwide, Inc.     The Westin Fairfax

WISCONSIN
ENTITY NAME                                   ASSUMED NAME
-----------                                   ------------
Starwood Hotels & Resorts Worldwide, Inc.     Sheraton Milwaukee Brookfield Hotel